UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2017 (May 4, 2017)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Arch Coal, Inc. (the “Company) was held on May 4, 2017.   The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal is noted below.

Proposal 1 — Election of Directors

The following seven directors were nominated to serve as directors of the Company.  The seven directors, as indicated below, were elected as directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Patrick J. Bartels, Jr.	20,215,701	92,230	1,246,810
James N. Chapman	20,185,966	92,227	1,246,810
John W. Eaves	19,931,735	61,616	1,246,810
Sherman K. Edmiston III	20,365,406	61,634	1,246,810
Patrick A. Kriegshauser	19,974,758	61,630	1,246,810
Richard A. Navarre	19,982,934	61,630	1,246,810
Scott D. Vogel	20,276,511	92,131	1,246,810

Proposal 2 - The Approval of Executive Compensation in an Advisory Vote

The stockholders were asked to approve the executive compensation as disclosed in the Compensation Discussion and Analysis included in the Proxy Statement, and in accordance with the compensation disclosure rules of the SEC.  The proposal was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
17,762,740	2,460,622	207,404	1,246,810

Proposal 3 - The Approval of an Advisory Vote on Frequency of Say-On-Pay Votes

The stockholders were asked to approve an advisory vote on frequency of say-on-pay votes and the Company recommended that the stockholder vote for a one-year interval for the advisory vote on executive compensation.  The advisory vote on frequency of say-on-pay votes was approved for one year by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.  Based on the recommendation of the Board of Directors with respect to this proposal and these results, the Company has decided to hold an advisory vote on executive compensation annually until the occurrence of the next advisory vote on the frequency of say-on-pay votes.

One-Year	Two Years	Three Years	Abstain

20,338,737	1,685	27,818	62,526

Proposal 4 — The Ratification of the Appointment of Ernst & Young, LLP, as Arch Coal, Inc.’s Independent Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, LLP, as Arch Coal, Inc.’s independent public accounting firm for the fiscal year ending December 31, 2017.  The appointment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain
21,536,193	77,858	63,525

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2017	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary